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CONSENT TO ASSIGNMENTS, LICENSING AND COMMON OWNERSHIP AND

INVENTION MANAGEMENT AGREEMENT FOR

A PROGRAMMABLE DNA RESTRICTION ENZYME FOR GENOME EDITING

UC Case No: BK-2012-115

CRISPR Reference: CHARPENTIER-2012

Caribou Reference: UC-UV Agreement

This Consent to Assignments, Licensing and Common Ownership and Invention Management Agreement for a Programmable DNA Restriction Enzyme for Genome Editing (the “Invention Management Agreement,” “IMA” or “Agreement”) is effective as of December 15, 2016 (the “Effective Date”), and is by and among the following individual and entities:

Dr. Emmanuelle Charpentier, an individual having an address at the Max Planck Institute for Infection Biology, Department of Regulation in Infection Biology, Chariteplatz 1, 10117 Berlin, Germany, (“Charpentier”);

The Regents of the University of California, a California public corporation, having its statewide administrative offices located at 1111 Franklin Street, Twelfth Floor, Oakland, CA 946075200, United States, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94704-1347, United States (“Regents”);

University of Vienna, having an address at Universitatsring 1, A-1010 Vienna, Austria, acting through its office of Research Services and Career Development, University of Vienna, Berggasse 7, 2nd floor, 1090 Vienna, Austria (“Vienna”);

CRISPR Therapeutics AG, a Swiss company (Aktiengesellschaft) having an address at Aeschenvorstadt 36, CH-4051 Basel, Switzerland (“CRISPR”);

ERS Genomics Ltd., a limited liability company incorporated in Ireland and having an address at 88 Harcourt Street, Dublin 2, Ireland (“ERS”);

TRACR Hematology Ltd., a limited liability company incorporated in England & Wales and having an address at 85 Tottenham Court Road, London W1T 4TQ, United Kingdom (“TRACR”);

Caribou Biosciences, Inc., a Delaware corporation, having an address at 2929 7th Street, Suite 105, Berkeley, CA 94710, United States (“Caribou”); and

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Intellia Therapeutics, Inc., a Delaware corporation, having an address at 40 Erie Street, Suite 130, Cambridge, MA 02139, United States (“Intellia”); each of the foregoing is individually referred to as a “Party” to this Agreement, and collectively as “Parties” to this Agreement.

PART A.

BACKGROUND AND RECITALS

A-1. As set forth herein, all the Parties have certain interests in the patents and patent applications defined and set forth in Exhibit A (the “Patent Applications”), including technologies and/or products described or claimed in the Patent Applications (the “Inventions”), whether as inventor(s) and/or co-inventor(s), assignee(s), and/or licensees.

A-2. Charpentier has certain rights in the Patent Applications as an inventor and/or co-inventor thereof and has not assigned her rights in the Patent Applications to any entity or institution, such rights being referred to herein as “Charpentier’s Rights.” Charpentier has delegated her rights with respect to the development, management and enforcement of the Patent Applications (individually and collectively “Invention Management Rights”) to CRISPR and ERS. In particular, Charpentier has delegated to CRISPR Invention Management Rights (including without limitation her rights of invention management under this Agreement as well as certain corresponding obligations including without limitation the duty to pay costs and fees associated with the Patent Applications and related proceedings), except for certain Patent Applications for which ERS has been delegated Invention Management Rights by Charpentier (“ERS Patent Delegation” and “ERS-Delegated Patent Applications,” each as described in Exhibit B). Each of CRISPR and ERS is referred to herein as a “Charpentier Delegee” and collectively as the “Charpentier Delegees.” (For clarity, Charpentier has not delegated to TRACR any Invention Management Rights and TRACR is not a Charpentier Delegee.)

A-3. Charpentier has exclusively licensed her commercialization rights in the Patent Applications, including her rights to commercialize products and methods described and/or claimed in the Patent Applications, to CRISPR, ERS and TRACR (pursuant to the “CRISPR License,” the “ERS License” and the “TRACR License”), each of CRISPR, ERS and TRACR being individually and collectively the “Charpentier Licensee(s)” and each of the CRISPR License, the ERS License and the TRACR License, being individually and collectively the “Charpentier License(s),” each Charpentier License being subject to Charpentier’s retained non-transferable right, without the right for Charpentier to license or sublicense, for her to use the Inventions for her own research purposes and in her own non-commercial research collaborations to which she is party.

A-4. Regents has certain rights in the Patent Applications as a co-owner by virtue of assignments (the “Assignments to Regents”) of any and all rights, title and interests of the following inventors and/or co-inventors in the Patent Applications (either directly, or through the Howard Hughes Medical Institute (“HHMI”) in the case of certain rights of Jennifer Doudna, Martin Jinek and Wendell Lim): Jennifer Doudna, Martin Jinek, James H. Doudna Cate, Wendell Lim and/or Lei S. Qi (the “Regents Assignors”), such rights being referred to herein as “Regents’ Rights.”

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A-5. Vienna has certain rights in the Patent Applications as a co-owner by virtue of an assignment (the “Assignment to Vienna”) of any and all rights, title and interest of inventor and/or co-inventor Krzysztof Chylinski in the Patent Applications (the “Vienna Assignor”), such rights being referred to herein as “Vienna’s Rights.”

A-6. Regents’ Rights are subject to obligations to HHMI, and any license or sublicense to the Regents’ Rights is subject to obligations to HHMI, including HHMI’s paid-up, non-exclusive, irrevocable license to use the Inventions for research purposes (“HHMI’s Retained Rights”), Regents’ Rights also are subject to the U.S. Government rights, as described in 35 U.S.C. §§ 200-212, and Regents’ Rights and Vienna’s Rights are subject to a retained right to practice the Inventions on their own behalf and allow other educational and non-profit institutions to use the Inventions for research and educational purposes.

A-7. Regents represents its own interests with respect to Invention Management Rights in the Patent Applications, and Regents has also been authorized by Vienna (under an “Inter-Institutional Agreement,” attached hereto as Exhibit D) to take the lead in management of patent prosecution and licensing with respect to the Patent Applications on behalf of Vienna, and such Inter-Institutional Agreement is not affected by provisions of this Agreement.

A-8. Regents and Vienna have exclusively licensed their commercialization rights in the Patent Applications pursuant to an agreement with Caribou (the “Caribou License”), and Caribou has granted a sublicense of certain of its rights in a defined field of human therapeutics to Intellia (the “Intellia Sublicense”), the Caribou License and the Intellia Sublicense being individually and collectively the “Regents License(s),” and Caribou and Intellia being individually and collectively the “Regents Licensee(s).” Regents Licenses are not affected by any provision of this Agreement and, in the exercise of rights and performance of obligations under this Agreement, Regents and Regents Licensees shall comply with all obligations in Regents Licenses.

A-9. Additionally, Caribou, Intellia and the Charpentier Licensees have granted sublicenses to the Patent Applications to other third parties, who are not parties to this Agreement.

A-10. Charpentier, Regents and Vienna are individually referred to as a “Co-Owner” and collectively as the “Co-Owners.” Charpentier’s Rights, Regents’ Rights, and Vienna’s Rights are collectively referred to as the “Patent Rights.” Each of Regents and CRISPR, or any of their authorized representatives, is sometimes individually referred to herein as an “Invention Manager” and collectively referred to herein as the “Invention Managers”; provided, however, that ERS shall be the Invention Manager in the stead of CRISPR with respect to ERS-Delegated Patent Applications and, in the case of ERS-Delegated Patent Applications, shall be deemed to be an Invention Manager together with Regents in connection with the procedures set forth under Section C-1.3(b) and mediation or arbitration under Section D-1.2. Each of CRISPR, ERS, TRACR, Caribou and Intellia is sometimes individually referred to herein as a “Licensee” and multiply or collectively referred to herein as “Licensees,” and their licenses (i.e. the Charpentier Licenses and the Regents Licenses) are sometimes individually, multiply or collectively referred to herein as “License(s).”

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WHEREAS, it has been and it remains the mutual desire of the Parties to enter into this Agreement to cooperate regarding development and management of the Patent Rights and to facilitate the full commercial exploitation of their rights in the Patent Applications, including by permitting the licensing and sublicensing of the same in order to develop and market products based upon or employing the Inventions both in the United States and in other jurisdictions worldwide;

NOW, THEREFORE, and in consideration of the commitments provided herein, the Parties agree as follows:

PART B.

CONSENT TO ASSIGNMENTS, LICENSING AND

MAINTENANCE OF COMMON OWNERSHIP INTERESTS

B-1. CONSENT TO ASSIGNMENTS

B-1.1 Charpentier consents, retroactively to the greatest extent required and permitted by applicable laws in the jurisdictions in which the Patent Applications have been filed, to the Assignments to Regents by Regents Assignors, in each case without application of any rights of accounting, compensation or remuneration or other consideration, reporting, notification, assignment “buy-in” rights (e.g., rights of pre-emption), or other rights or qualifications reserved in connection with such assignments under applicable laws or governmental regulations (such rights collectively referred to as “Rights Arising in Connection with Assignments”). To the extent that such consent to the Assignments to Regents cannot be applied retroactively in certain jurisdictions in which the Patent Applications have been filed, and/or additional documentation or assistance is required in order to perfect such assignments of rights, Charpentier agrees to assist Regents as reasonably required and at its expense in the perfection of such assignments.

B-1.2 Charpentier consents, retroactively to the greatest extent required and permitted by applicable laws in the jurisdictions in which the Patent Applications have been filed, to the Assignment to Vienna by the Vienna Assignor, in each case without application of any Rights Arising in Connection with Assignments. To the extent that such consent to the Assignment to Vienna cannot be applied retroactively in certain jurisdictions in which the Patent Applications have been filed, and/or additional documentation or assistance is required in order to perfect such assignments of rights, Charpentier agrees to assist Vienna as reasonably required and at its expense in the perfection of such assignment.

B-1.3 Going forward, and subject to any restrictions provided for in the Inter-Institutional Agreement with respect to Vienna and Regents (which shall only have effect as between Vienna and Regents), each Co-Owner permits each other Co-Owner to assign its interests in the Patent Applications without application of any Rights Arising in Connection with

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Assignments, provided that (a) no assignment shall be permitted to be made to an Adverse Claimant (as defined in Section C-1.3) except by mutual agreement of all of the Co-Owners, and (b) any assignee(s) must fully assume and agree to be bound by all of the assignor’s obligations under this Agreement, to which they shall become a signatory, in connection with which, each other Co-Owner shall be deemed to have consented to such assignment (to the extent necessary in accordance with applicable laws in the jurisdictions in which the Patent Applications have been filed) and shall provide any additional documentation or assistance required in order to perfect such assignment of rights, and assist as reasonably required by the assignor, at the assignor’s expense, in the perfection of such assignment.

B-2. CONSENT TO LICENSING AND SUBLICENSING

B-2.1 The Co-Owners provide the following consents: (a) Charpentier consents (i) to Regents’ and Vienna’s grant of a license to Caribou under Regents’ Rights and Vienna’s Rights to research, develop, make, have made, use, sell, have sold, offer for sale, import and practice (individually and collectively to “Commercialize”) Inventions, subject to any limitations and qualifications contained in the Caribou License, and (ii) to Caribou’s grant of a sublicense of certain of its rights to Intellia, subject to any limitations and qualifications contained in the Intellia Sublicense, and to any further grants of sublicenses pursuant to the Caribou License or the Intellia Sublicense; (b) Regents and Vienna consent to Charpentier’s grant of licenses to CRISPR, TRACR and ERS under Charpentier’s Rights to Commercialize Inventions, subject to any limitations and qualifications contained in the CRISPR License, the TRACR License and the ERS License, respectively, and consent to any sublicenses granted pursuant to the Charpentier Licenses, and to any further grants of sublicenses pursuant to such licenses or sublicenses; (c) all of the Co-Owners agree that going forward, each of the Co-Owners may provide licenses under their rights in the Patent Applications and/or transfer or otherwise modify such licenses without requirement for any further consent of the other Co-Owners; (d) each licensee of a Co-Owner and each of their sublicensees shall be entitled to sublicense through multiple tiers, subject to any restrictions provided in their individual licenses and/or sublicenses and/or the Inter-Institutional Agreement with respect to Vienna and Regents, and provided that for each license or sublicense of Regents’ rights, such license or sublicense shall include licensing terms as are required pursuant to the Regents’ agreement with HHMI; and (e) except as explicitly provided herein no accounting, compensation or remuneration or other consideration, reporting, or notification, is owed, or shall be owed, by one Co-Owner or by its licensees or sublicensees to the other Co-Owners or to their licensees or sublicensees for prior or future licensing and sublicensing of the Patent Applications; provided that in connection with the foregoing consents by the Co-Owners under (a-d), each Co-Owner does not by virtue of this Section B-2.1 consent to any licensing, sublicensing or transfer of the Patent Rights by the other Co-Owners or their licensees or sublicensees, past or future, to an Adverse Claimant (as defined in Section C-1.3), with respect to any Patent Rights, other than in accordance with the provisions set forth in Section C-1.3(b); and provided further that if any of the preceding consents cannot be granted prospectively in any particular jurisdiction in which the Patent Applications have been filed, and/or additional documentation or assistance is required in connection with approval of such licenses and sublicenses, each Co-Owner and (if applicable) other Party agrees to provide such consents when and as required, [***] in connection with the approval of such licenses or sublicenses.

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B-2.2 The foregoing consents, to the extent they apply to licenses or sublicenses already provided (“Preexisting Licenses and Sublicenses”), shall be deemed to apply retroactively to the greatest extent permitted by applicable laws in the jurisdictions in which the Patent Applications have been filed, in each case without application of any rights of Co-Owners with respect to accounting, compensation or remuneration or other consideration, reporting, notification, or other rights or qualifications reserved in connection with such licenses under applicable laws or governmental regulations. To the extent that such consent to the Preexisting Licenses and Sublicenses cannot be applied retroactively in certain jurisdictions in which the Patent Applications have been filed, and/or additional documentation or assistance is required in connection with approval of such licenses or sublicenses, each Co-Owner and (if applicable) other Party agrees to provide such consents when and as required, [***] in connection with the approval of such licenses and sublicenses.

B-2.3 Subject to the foregoing and with regard to exclusivity, Regents and/or Vienna and/or their licensees or sublicensees are permitted to have granted and to grant licenses and sublicenses that are “exclusive” (whether in general or by a field of the Patent Rights (a “Field”) or territory for example) by such licensor(s) solely as to rights held by them, and Charpentier’s consent to such license(s) and sublicense(s) as provided herein shall neither exclude nor limit Charpentier’s or Charpentier’s Licensees’ rights to practice and/or Commercialize Inventions (including without limitation the granting of licenses and sublicenses through multiple tiers as contemplated in this Section B-2); and similarly Charpentier and/or her licensees or sublicensees are permitted to have granted and to grant licenses that are exclusive by such licensor(s) as to rights held by them, and Regents’ and Vienna’s consents to such license(s) as provided herein shall neither exclude nor limit Regents’ or Vienna’s or Regents Licensees’ rights to practice and/or Commercialize Inventions (including without limitation the granting of licenses and sublicenses through multiple tiers as contemplated in this Section B-2. The resulting holders of licenses or sublicenses with overlapping or co-extensive exclusive scope (whether in general or by particular field or territory for example) originating from both Regents and Vienna on the one hand and Charpentier on the other hand are regarded as co-exclusive licensee(s) or sublicensee(s) (“Co-Exclusive Licensee(s)”) for purposes of this Agreement. For the avoidance of doubt, such Co-Exclusive Licensee(s) shall be free (to the extent empowered by their own rights) to practice and/or Commercialize Inventions but shall not be required to enter into agreements among themselves and/or with current or prospective licensees or sublicensees to effectively provide individual licensees and/or sublicensees with additional levels of exclusivity or co-exclusivity by such mutual agreements.

B-3. MAINTENANCE OF COMMON OWNERSHIP INTERESTS

B-3.1 It is the understanding and intent of the Co-Owners that the Patent Applications have been and will continue to be jointly owned among them regardless of inventorship, which understanding and intent are reflected in the following provisions:

(a) [***].

(b) [***].

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(c) Each Party hereby consents to, if and to the extent required in any and all applicable jurisdictions, and agrees to provide any required assistance to the Co-Owner(s) to enable them to provide the applicable assignment or license to the Co-Owners jointly in accordance with Section B-3.1(b)(i) and (ii), respectively.

B-4. RESPONSIBILITIES AND COOPERATION OF CO-OWNERS

B-4.1 The responsibilities of Charpentier, UC and Vienna in their capacities as Co-Owners are as defined in this Part B. Charpentier, UC and Vienna shall execute any documents (including without limitation terminal disclaimers) and provide any assistance in their capacities as Co-Owners as may be required in order to effectuate the Invention Management Activities jointly approved by the Invention Managers, or alternatively through dispute resolution, as described in Part C and Section D-1, respectively.

B-5. PROMOTION OF SCIENCE

B-5.1 A common goal of the Parties is to promote the progress of science and the useful arts, and nothing in this Agreement is intended to impair or prevent the Parties from licensing, sublicensing and/or assigning the Inventions in a manner that does so.

PART C.

INVENTION MANAGEMENT ACTIVITIES

C-1. DEVELOPMENT AND DEFENSE OF THE PATENT APPLICATIONS

C-1.1 The Invention Managers will cooperate in good faith regarding the development and defense of the Patent Applications, including without limitation filing, prosecution, issuance, and maintenance of Patent Applications, as well as interferences, oppositions, reissues, reexaminations, derivations, inter partes reviews, post-grant reviews, and other post-grant proceedings in the U.S. or foreign patent offices involving any Patent Applications; revocation, cancellation, or nullity actions involving any Patent Applications that do not involve issues of infringement; and patent term restorations, patent term adjustments and patent term extensions involving any Patent Applications (individually and collectively the “Patent Activities”); provided, however, that in no event will a Party be required to join as a named party in any suit, counterclaim or other proceeding, absent a separate written agreement, into which a Party in its sole discretion may enter.

C-1.2 Regents, on behalf of itself and Vienna, shall have the right to appoint one U.S. law firm for U.S. prosecution and for developing and transmitting instructions to foreign counsel (as provided below), and one U.S. interference law firm in connection with the shared rights of the Patent Applications (“Regents Co-Counsel”). CRISPR, on behalf of itself and Charpentier and ERS, shall have the right to appoint one U.S. law firm for U.S. prosecution and for developing instructions to be transmitted by Regents Co-Counsel to foreign counsel (as provided below), and one U.S. interference law firm in connection with the shared rights of the Patent Applications (“Charpentier Co-Counsel”); provided, however, that in connection with the prosecution of ERS-Delegated Patent Applications and/or interference proceedings directed to

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ERS-Delegated Patent Applications, ERS, on behalf of itself and Charpentier and CRISPR, shall have the right to appoint one U.S. law firm for U.S. prosecution and for developing instructions to be transmitted by Regents Co-Counsel to foreign counsel (as provided below) and/or one U.S. interference law firm in connection with the shared rights of such Patent Applications (“ERS Co-Counsel”). Each of these law firms is referred to individually and collectively as “Co-Counsel.” If any of Regents, ERS or CRISPR is an Abandoning Party, as set forth in Section C-1.5, then such Abandoning Party shall lose its rights under this Section C-1.2 to appoint its Co-Counsel with respect to such Non-elected Patent or Non-elected Application (as defined in Section C-1.5), and only the Prosecuting Party may appoint counsel to represent its interests in connection with such particular Patent Rights. In all cases, the Party entitled to appoint Co-Counsel shall have the right to replace its Co-Counsel at any time in its sole discretion or to have one law firm for both U.S. prosecution and U.S. interference matters. Co-Counsel will be directed by the Invention Managers and shall confer and endeavor to reach positions in furtherance of the Patenting Objectives (as defined in Section C-1.4(b)) regarding the shared Patent Activities, including without limitation agreeing with respect to Regents Co-Counsel instructions to a single foreign counsel in each applicable jurisdiction outside of the United States. Drafts, submissions, and correspondence and any supporting documents or information pertaining thereto relating to Patent Activities (“Prosecution Matters”) will be supplied to, or made available to be reviewed, by all Parties and Parties counsel (or, in the case of Prosecuting Parties pursuant to Section C-1.5, the Parties having rights in such cases and their counsel), if permitted pursuant to their License, provided that such communications being deemed (unless otherwise expressly provided by the participating Parties) to be Common Interest Information as defined in, and subject to, the CLIA (as defined in Section D-4.1). Co-Counsel shall consider and respond in good faith to timely received comments or questions from the Parties or their counsel regarding the Patent Activities. Final submissions in any Prosecution Matter will be dependent upon approval by the Invention Managers (or, in the case of Prosecuting Parties pursuant to Section C-1.5, the Parties having rights in such cases), subject to the procedures of Section C-1.4 in the event of a failure to reach agreement on a particular course of action.

C-1.3 Certain third parties have filed and are pursuing patent applications identified in Exhibit E that claim one or more of the Inventions (such third parties and their exclusive licensees being individually and collectively referred to as “Adverse Claimants” and such patent applications and/or resulting patents and their foreign counterparts being individually and collectively referred to as “Adverse Filings”). In connection with the Adverse Claimants’ pursuit of Adverse Filings in the United States, one or more patent interferences may be declared between or among one or more Patent Applications and one or more patents and/or patent applications comprising Adverse Filings, a first interference (Interference No. 106,048) having recently been declared in connection with the first issued U.S. patents comprising Adverse Filings. In addition, other adverse procedures or proceedings have already occurred and/or may occur in the United States and/or in other jurisdictions, including without limitation: (i) application of the Adverse Filings as allegedly anticipating and/or rendering obvious inventions claimed in the Patent Applications, (ii) challenges by Adverse Claimants as to the patentability of one or more aspects of the Patent Rights, (iii) challenges by or assertions made by the Invention Managers as to priority of invention and/or patentability of one or more aspects of the Patent Applications vis-a-vis the Adverse Filings, and/or (iv) challenges undertaken by the

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Invention Managers as to priority of invention and/or patentability of the Adverse Filings (individually and collectively “Adverse Proceedings”). In order to coordinate the Patent Activities and promote the development and defense of the Patent Applications and/or the Patent Rights vis-a-vis certain patent applications filed by third parties that purport to claim one or more of the Inventions, and in consideration of the other commitments and obligations undertaken by the Parties to this Agreement, the Parties acknowledge and agree as follows:

(a) In the event that the Invention Managers are successful in one or more of such Adverse Proceedings they undertake, and/or the Invention Managers elect to settle one or more of such Adverse Proceedings, they shall establish terms of compensation by the Adverse Claimants and any of their licensees [***];

(b) The Parties acknowledge and agree that their commitments to each other under this Agreement, including without limitation the consents provided by each Co-Owner to Licenses granted by other Co-Owner(s) and to sublicenses granted by other Co-Owner(s)’ Licensee(s), in each case for the benefit of such other Co-Owner(s) and their licensee(s) and sublicensee(s) and without any additional accounting, compensation or remuneration or other consideration, reporting, or notification, the commitments to maintain common ownership regardless of inventorship, and the interests of the Parties and their respective licensee(s) and sublicensee(s) in the successful development and management of the Patent Applications and in the success of the Adverse Proceedings initiated by or asserted against the Co-Owners, are based in substantial part and dependent upon cooperation with respect to the Adverse Proceedings and coordination with respect to Adverse Filings that are expressly related to the patentability or validity of the Patent Rights (including without limitation potential settlement and/or licensing discussions), and further acknowledge and agree that their common interests with respect to the Adverse Proceedings and Adverse Filings could potentially become divergent and materially adverse to each other, and/or cooperation with respect to the Adverse Proceedings materially affected, in the event that a Party unilaterally (i.e., without inclusion or agreement of other affected or potentially affected Parties) pursued or entered into an agreement (which shall include written and oral, binding and non-binding contracts, licenses, term sheets, options and any other form of agreement that could be legally considered such) related to the Patent Applications or Adverse Filings with an Adverse Claimant (or an individual or entity holding some or all of an Adverse Claimant’s proprietary interests in the Adverse Filings as a transferee or licensee with rights to grant licenses in the Adverse Filings) (a “Unilateral Transaction with Adverse Claimants”) during the pendency of any Adverse Proceedings or their potential appeal, until the last final, non-appealable decision by an applicable court, agency, or similar binding dispute resolution organization making a determination regarding the last Adverse Proceeding (the “Term of the Adverse Proceedings”), and accordingly the Parties agree that they have not concluded and will only engage in such settlement, licensing or other discussions (“Resolution”) related to or enter into a Unilateral Transaction with Adverse Claimants during the Term of the Adverse Proceedings as follows: (i) [***]; (ii) [***]; or (iii) [***]; provided further that, in each of these cases, the Parties engaged in the Resolution (the “Resolution Parties”) [***]. For the avoidance of doubt, notwithstanding this Section C-1.3 or any other provision of this Agreement, other than a Unilateral Transaction with an Adverse Claimant during the Term of the Adverse Proceedings, each Party shall be free to enter into any agreement with an Adverse Claimant; and,

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further, with the exception of interferences involving the Patent Rights and the Adverse Filings, nothing in this Agreement shall prevent, or create a duty of coordination or cooperation upon, any Party from challenging the patentability, validity, enforceability or infringement of any Adverse Filing; and, further, that a licensee or sublicensee that is not a Party to this Agreement as defined on page 1 (or a majority-owned subsidiary or other commonly-controlled affiliate of such a Party), such as a non-Party sublicensee of one of the Parties to this Agreement, is not restricted in any way by, or subject to, Section C-1.3 of this Agreement;

(c) Failure to adhere to any of the commitments and undertakings of this Section C-1.3 will be considered a material breach of this Agreement, for which any Party or Invention Manager may seek specific performance in accordance with the procedures of Section D-1.2; and

(d) Notwithstanding anything to the contrary in this Agreement, and in view of the Parties’ common goal expressed in Section B-5.1, nothing in this Agreement prevents, impairs or otherwise affects the ability of third-party beneficiary HHMI to enter into any agreement or arrangement relating to scientific research involving HHMI or any of its officers, employees and/or agents.

C-1.4 If the Invention Managers or Prosecuting Parties cannot agree regarding cooperation or a proposed course of action as set forth in Sections C-1.1 through C-1.3, as applicable, or on a costs and fees estimate as set forth in Section C-2.1:

(a) The Invention Managers will refer the disagreement to [***], or their equivalent, to discuss in a good faith attempt to resolve the disagreement; provided, however, that any resolution shall not breach the Invention Managers’ respective Licenses without the prior written agreement from each Licensee that is a party to a License that would be breached.

(b) If the Invention Managers still disagree after the discussion in Section C-1.4(a), they shall promptly and in good faith appoint mutually agreeable independent patent counsel (“Patent Rights Trustee”) neutral to the Parties, who will make the decision [***] (individually and collectively the “Patenting Objectives”), and will consider, and to the extent reasonably advisable incorporate, the requests, comments, and suggestions of the Invention Managers. Regents on the one hand, and the Charpentier Delegee on the other hand shall each pay such Patents Rights Trustee directly for [***] of all costs and expenses incurred by the Patent Rights Trustee. The Invention Managers may, by mutual written agreement, replace the Patent Rights Trustee at any time.

(c) If action has to be taken by a Co-Counsel appointed under Section C-1.2 in a short time frame in order to preserve rights, including without limitation making timely filings within an administrative proceeding, such Co-Counsel shall use all [***] efforts to immediately notify the Invention Managers and Patent Rights Trustee (if one has been selected), and, if due to time constraints it is not feasible to first obtain agreement of all Invention Managers or decision from the Patent Rights Trustee, if the Invention Managers have not agreed on a response, such Co-Counsel will take such action as is required to preserve those rights in light of the previously agreed objectives of the Invention Managers for that proceeding and the Patenting Objectives as specified in Section C-1.4(b).

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C-1.5 If an Invention Manager elects to not pursue (through a decision to not nationalize or otherwise), to abandon, or to cease prosecution or maintenance of any Patent Application (each a “Non-elected Application” or “Non-elected Patent”) in any country, either on a country-by-country basis or in connection with a divisional or other continuing Patent Application that an Invention Manager does not wish to support and share responsibility for associated expenses, such Invention Manager (the “Abandoning Party”) will provide at least thirty (30) days’ prior written notice to the other Invention Manager and all Parties of such intention to not pursue, to abandon, or to cease prosecution or maintenance, following which notification the Abandoning Party shall be under no continuing obligation to share in future corresponding costs and expenses as provided under Section C-2. Following such written notification, the other Invention Manager (the “Prosecuting Party”) may elect to pursue or continue prosecution of and/or maintenance of the Non-elected Patent/Non-elected Application at its sole cost and expense and the Abandoning Party (and its licensees and any sublicensees) shall have no rights in the Non-elected Patent/Non-elected Application, subject only to Regents’ and Vienna’s retained right to allow non-profit entities to use the Inventions for research and educational purposes, and further, with respect to Regents, subject to the rights of HHMI and the U.S. Government, if applicable, as provided in Section A-6, and Charpentier’s retained right with respect to research activities of Charpentier as provided in Section A-3.

(a) During the [***] phase of [***], Regents and CRISPR as Charpentier Delegee jointly elected certain non-U.S. countries in which to pursue regional or national phase counterparts (the “Jointly Elected Jurisdictions” as identified in Exhibit F); and CRISPR as Charpentier Delegee elected certain additional jurisdictions in which to pursue regional or national phase counterparts that Regents did not elect to enter (the “Additional Jurisdictions” as identified in Exhibit F). Regents has a one-time option to add the Additional Jurisdictions, exercisable during the [***] period following the Effective Date of this Agreement, by written notification to CRISPR, provided that Regents shall upon exercise be responsible for [***] of all costs and fees incurred in connection with the Additional Jurisdictions at the time of exercising the option, and shall be responsible for [***] of such costs and fees on an ongoing basis.

(b) In the event that Regents does not exercise the option to add the Additional Jurisdictions, then CRISPR as Charpentier Delegee will be responsible for [***] of the costs and fees incurred in connection with the Additional Jurisdictions and only Charpentier, CRISPR and other Charpentier Licensees and their sublicensees will have patent rights in such non-elected Additional Jurisdictions; provided, however, that the Charpentier Delegee shall apprise the other Invention Manager of any newly-cited art and any new arguments (i.e., those that are not substantially repetitive of or consistent with arguments already made in connection with Patent Activities) to be made in connection with such Additional Jurisdiction patent applications and patents, and provide at least [***] advance written notice with a copy of such proposed arguments so that the other Invention Managers have an opportunity to review and provide suggestions regarding said proposed arguments.

C-1.6 Notwithstanding any other provision of this Agreement, no Invention Manager may abandon the prosecution or the maintenance of any of the Patent Applications without giving prior written notice to the other Invention Manager. Furthermore, and for the

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avoidance of doubt, the provisions of Section C-1.5 shall not relieve any Party of any additional procedural requirements or other obligations it may have to its licensor(s) with respect to the abandoning or ceasing of prosecution or maintenance of any Patent Application pursuant to its License or otherwise.

C-1.7 Applications for patent term extension, patent term restoration, SPCs (as defined in Exhibit C), and listing in regulatory publications (such as the FDA Orange Book and any foreign equivalent) will be at the sole discretion of the Party whose approved product, or whose licensee’s or sublicensee’s approved product, is first proposed and statutorily ready to be relied upon for such filings in a particular jurisdiction, after written notice to the other Parties. Any other Party will promptly execute any documents reasonably required to effect such applications.

C-2. COST SHARING

C-2.1 The Invention Managers will discuss and agree on expected costs and fees of Regents Co-Counsel performing Patent Activities in accordance with the Patenting Objectives, based on [***] estimates of Regents Co-Counsel, and will establish and deliver to Caribou a corresponding budget for Patent Activities, which will be updated [***] in consultation with Regents Co-Counsel, subject to the procedures of Section C-1.4 in the event of a failure to reach agreement. Regents Co-Counsel shall notify the Invention Managers if the costs and fees are expected to exceed an approved [***] budget and will confer and agree on any updates to the [***] budget, also subject to the procedures of Section C-1.4 in the event of a failure to reach agreement. Regents Co-Counsel shall use reasonable efforts not to exceed [***] budgets or updates, but the Parties recognize that it is impossible to predict with accuracy or control how Patent Activities will progress, or the costs and fees that will be required to accomplish necessary tasks, and accordingly, notwithstanding any budget limitations, Regents Co-Counsel shall take such action as Regents Co-Counsel deems necessary in light of the previously-agreed objectives of the Invention Managers for a proceeding and the Patenting Objectives. Budgets and updates will be made available for review by all Parties and shall be deemed to be Common Interest Information (as defined in the CLIA).

C-2.2 If and to the extent it has not already done so, CRISPR will pay [***] of costs and fees associated with the Additional Jurisdictions within [***] of the Effective Date. CRISPR will pay [***] of such total within [***] (a) Regents’ decision to not exercise its option with respect to such Additional Jurisdictions under Section C-1.5(a), or (b) the termination of the option period. Within [***] of the exercise of its option with respect to such Additional Jurisdictions under Section C-1.5(a), Regents will pay [***] of costs and fees associated with the Additional Jurisdictions.

C-2.3 In accordance with, and subject to, a separate agreement by and between CRISPR and Caribou (“Cost-Sharing Agreement,” attached hereto as Exhibit G) that will be executed contemporaneously with the execution of this Agreement, CRISPR, on its behalf and on behalf of Charpentier and ERS, agrees to reimburse, in the amounts set forth in the Cost-Sharing Agreement, Caribou for costs and fees associated with Patent Activities performed or to

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be performed by Regent Co-Counsel that Caribou has paid, or is required to pay Regents under the Caribou License. CRISPR and Caribou will promptly provide the Parties with any amendments to the Cost-Sharing Agreement. Any material breach by CRISPR or Caribou of the Cost-Sharing Agreement also shall constitute a material breach of this Agreement. For avoidance of doubt, other than as set forth in the Cost-Sharing Agreement or in their respective Licenses or by separate written agreement, no Party shall be responsible for paying the costs or fees of another Party’s counsel.

C-2.4 In any country and/or for any divisional or continuing application, for which only one Invention Manager undertakes Patent Activities pursuant to Section C-1.5, the corresponding expenses and fees shall be [***], in accordance with Section C-1.5.

C-3. RECORDS AND REPORTS

C-3.1 Regents shall keep complete, true, and accurate accounts of all expenses and shall permit the other Invention Manager to allow its agents or a certified public accounting firm that is reasonably acceptable to Regents to examine its books and records, and those of its underlying billers in the case of rebilling, in order to verify the payments owing under this Agreement. The requesting Invention Manager shall pay the cost of each examination and shall request no more than [***] examination per [***], unless an examination shall reveal a discrepancy of greater than [***], in which case Regents shall pay the cost of examination and the requesting Invention Manager shall be entitled to request [***] examinations.

C-3.2 No less than [***] each [***] during the Term, Regents Co-Counsel responsible for Patent Activities, which as of the Effective Date of this Agreement is [***], shall deliver to the Invention Managers and Licensees a written report setting forth the status of all Patent Applications; provided, however, if Regents are an Abandoning Party pursuant to Section C-1.5, then the Prosecuting Party(ies)’ counsel shall deliver to Regents a written report setting forth the status of the Non-elected Application(s) or Non-elected Patent also at no less than [***] each [***] during the Term.

C-4. PATENT INFRINGEMENT

C-4.1 In the event that an Invention Manager or other Party (to the extent of the actual knowledge of the licensing professional responsible for administration of this Agreement) learns of the infringement of any of the Patent Rights that it deems to be substantial (“Substantial Infringement”), such Invention Manager or other Party shall promptly notify all of the other Parties of such infringement by providing written evidence of the infringement (“Infringement Notice”).

C-4.2 If the efforts of the Invention Managers and/or other Parties, individually or jointly, are not successful in abating such infringement within [***] after the Infringement Notice is sent, then each Invention Manager may (subject, in the case of Vienna, to limitations undertaken in connection with the Inter-Institutional Agreement between Vienna and Regents; and, in the case of all Parties, subject to any rights, limitations and obligations that a Party may have in its License):

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(a) [***]; and/or

(b) [***]; and/or

(c) [***].

Notwithstanding the foregoing, in the event that a statute, regulation, or other legal provision (such as, for example, the Drug Price Competition and Patent Term Restoration Act (Hatch-Waxman), as amended, the Biologics Price Competition and Innovation Act, amended, or similar laws outside of the United States) require that an infringement or similar action be commenced prior to the [***] period set forth above, the [***] period will be shortened to effectively be [***] prior to the final deadline imposed by the applicable legal requirement. Within [***] days after the Infringement Notice, the Party seeking to shorten the [***] period due to an applicable legal requirement shall inform the other Parties of the need and basis for shortening the time period. A Party will immediately forward to the other Parties any and all notices of infringement received pursuant to such regulatory procedures.

C-4.3 [***].

C-4.4 A legal action brought pursuant to Section C-4.2 (“Legal Action”) will be at the full expense of [***], and all recoveries obtained as a result of any Legal Action, whether by settlement or otherwise, will be shared according to the following order: (a) reimbursement of all costs [***]; provided that any separate agreements between particular Parties and their licensee(s) or sublicensee(s) and/or Co-Exclusive Licensee(s) related to the potential sharing of amounts received by them, and any separate agreements between Regents and HHMI related to sharing of costs, expenses and revenues, shall be unaffected by the foregoing terms of this Agreement.

C-4.5 [***].

PART D.

MISCELLANEOUS PROVISIONS

D-1. GOVERNING LAWS AND DISPUTE RESOLUTION

D-1.1 The scope and validity of any Patent Applications are governed by the applicable laws of the relevant jurisdiction to which the Patent Applications relate. This Agreement shall otherwise be governed by New York law, without regard to its conflict of laws principles; provided that all Parties shall be entitled to all defenses available to it under New York law and, additionally, Regents shall also be entitled to all defenses available to it under California law.

D-1.2 Due to the nature and subject matter of this Agreement, as well as commitments already undertaken by the Parties or which may be undertaken by the Parties with respect to their licensees, and by their licensees with respect to sublicensees, a termination of this Agreement for material breach by another Party would not place the non-breaching Parties

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and/or their beneficiaries in the same or an equivalent position to that which they would be in without the breach. Accordingly, the Parties agree that specific performance is deemed to be the appropriate remedy in order to ensure that the Parties’ respective commitments and obligations undertaken to each other, and for the further benefit of their licensees and sublicensees, be fulfilled as agreed to herein, absent the Parties’ mutual agreement to another form of remedy or to an amendment to this Agreement. It is also the desire of the Parties to avoid the need to litigate in order to address any potential dispute between them regarding the subject matter of this Agreement, which would likewise be expected to be significantly disruptive to the interests of the Parties and to their preexisting and future commitments with respect to, and the activities of, their licensees and sublicensees. Accordingly, in the case of any dispute, claim or controversy arising under this Agreement, including any matter that is not resolved by the Parties and/or the Invention Managers, and/or the Patent Rights Trustee pursuant to the procedure specified in Section C-1.4, or in the event that the Invention Managers should be unable to reach agreement regarding the selection and appointment of a Patent Rights Trustee pursuant to Section C-1.4(b), or if the Patent Rights Trustee should be unable or unwilling to resolve a particular contested matter, each of the forgoing being an “Unresolved Dispute,” then the Invention Managers shall participate in mediation designed to encourage them to settle the matter between them, and if the Invention Managers are unsuccessful in settling the matter through mediation, then the Invention Managers and other Parties shall submit the matter to binding arbitration which shall be directed to ensure that the Invention Managers’ and other Parties’ specific commitments and obligations to each other are fulfilled as originally agreed herein and with consideration of the Patenting Objectives as specified in Section C-1.4(b), unless the Invention Managers and other Parties mutually agree to waive or modify any particular commitments or obligations as provided herein. Mediation and arbitration shall be conducted in accordance with the rules and procedures as set forth in Exhibit H (Dispute Resolution); and for the avoidance of doubt, no Party shall initiate or pursue alternative legal proceedings or remedies in connection with an Unresolved Dispute other than according to the procedures as set forth in Section C-1.4, this Section D-1.2, and the accompanying Exhibit H.

D-1.3 [***].

D-1.4 Notwithstanding anything to the contrary in this Agreement, binding arbitration shall not be effective as to any interests (including, without limitation, rights or obligations) of third-party beneficiary HHMI without HHMI’s prior written consent to binding arbitration on a case-by-case basis.

D-2. NOTICES

D-2.1 Any notice required or permitted to be given to the Parties hereto is properly given if delivered, in writing, in person, sent by registered mail or courier, with copies by email (which shall not alone constitute notice), to the following addresses, or to such other addresses as may be designated in writing by the Parties from time to time during the term of this Agreement:

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Prof. Dr. Emmanuelle Charpentier

Max Planck Institute for Infection Biology

Department of Regulation in Infection Biology

Chariteplatz 1

10117 Berlin

Germany

(with copies by email to: LEGAL@crisprtx.com and

Legalnotices@ersgenomics.com)

CRISPR Therapeutics AG

Aeschenvorstadt 36

CH-4051 Basel

Switzerland

Attention: Chief Legal Officer

(with a copy by email to: LEGAL@crisprtx.com)

ERS Genomics Ltd.

88 Harcourt Street

Dublin 2

Ireland

(with a copy by email to: Legalnotices@ersgenomics.com)

TRACR Hematology Ltd.

85 Tottenham Court Road

London W1T 4TQ

United Kingdom

Attention: Chief Legal Officer

(with a copy by email to: LEGAL@crisprtx.com)

Regents of the University of California

Office of Technology Licensing

2150 Shattuck Avenue, Suite 510

Berkeley, CA 94704-1347

United States

Attention: Director

(Case No. BK-2012-115)

University of Vienna

Research Services and Career Development

Berggasse 7, 2nd floor

1090 Vienna

Austria

Attention: Vice-Rector for Research and International Affairs

(with a copy by email to: techtransfer@univie.ac.at)

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Caribou Biosciences, Inc.

2929 7th Street, Suite 105

Berkeley, CA 94710

United States

Attention: Chief Legal Officer

(with a copy by email to: legalnotices@cariboubio.com)

Intellia Therapeutics, Inc.

40 Erie Street, Suite 130

Cambridge, MA 02139

United States

(with a copy by email to: NTLANOTICE@intelliatx.com)

D-2.2 If Regents or Vienna terminates their Inter-Institutional Agreement, or if Charpentier, CRISPR or ERS materially change the rights or obligations of CRISPR or ERS as Invention Manager under this Agreement, they will promptly notify the other Parties of such change in writing, and the Parties agree to amend this Agreement if and as necessary to reflect such change.

D-3. TERM AND TERMINATION

D-3.1 This Agreement is in full force and effect from the Effective Date and remains in effect for the life of the last-to-expire patent or last-to-be-abandoned Patent Application, whichever is later (the “Term”), unless earlier terminated by operation of law or by agreement of the Parties.

D-4. CONFIDENTIALITY AND COMMON INTEREST INFORMATION

D-4.1 Subject to the California Public Records Act as it affects Regents, the Parties shall hold each other’s confidential and/or proprietary business and patent prosecution information in confidence using at least the same degree of care as that Party uses to protect its own confidential and/or proprietary information of a like nature, and shall comply with their responsibilities under the Confidential Common Legal Interest and Nondisclosure Agreement, entered into as of [***], a copy of which is attached hereto as Exhibit I, as amended by the First Amendment to the Confidential Common Legal Interest and Disclosure Agreement [***] (“CLIA”), [***].

D-4.2 Notwithstanding Section D-4.1, nothing in this Agreement in any way restricts or impairs the right of Parties to use, disclose, or otherwise deal with any information or data that:

(a) recipient can demonstrate by written records was previously known to it;

(b) is now, or becomes in the future, public knowledge other than through acts or omissions of recipient;

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(c) is lawfully obtained without restrictions by recipient from sources independent of the disclosing Party that were not under any obligations of confidentiality to the disclosing Party;

(d) was made independently without the access to or use of proprietary information received hereunder as evidenced by contemporaneous written records; or

(e) is required by law to be disclosed, provided the Party required to disclose notifies the other Parties promptly upon learning about any legal requirement that purports to compel disclosure and thereafter cooperates with and assists the nondisclosing Parties in the exercise of any rights to protect the confidentiality of all or portions of its confidential or proprietary information before any tribunal or governmental agency, and in the event disclosure is required to disclose only the minimum amount of information required to be disclosed.

D-4.3 The confidentiality obligations of the recipient under these terms will remain in effect for [***] after the termination or expiration date of this Agreement.

D-4.4 This Agreement may be disclosed by a Party on a confidential basis, under terms no less restrictive than Section D-4.1, to actual or potential contracting parties and advisors (i.e., actual or potential licensees, investors, acquirors, joint venturers and the like, and/or auditors, counsel and financial or other advisors), and as required by applicable law or governmental regulation.

D-5. MISCELLANEOUS PROVISIONS

D-5.1 Use of Names and Trademarks; Publicity. This Agreement does not confer any right to use any name, trade name, trademark, or other designation of any Party to this Agreement (including contraction, abbreviation, or simulation of any of the foregoing) in advertising, publicity, or other promotional activities, and the use of the name, “The Regents of the University of California” or the name of any campus of the University of California is prohibited in such contexts; provided that the Parties agree to cooperate to develop agreed forms of language for press release and related publicity that may be employed by the Parties in connection with this Agreement, to which Regents and other Parties agree to be named as a party in connection with this Agreement. The name, trade name, trademark, or other designation of HHMI in advertising, publicity or other promotional activities shall be not be used without HHMI’s written consent.

D-5.2 No Waiver or Amendment Other than in Writing. No provision of or right under this Agreement shall be deemed to have been waived or amended by any act or acquiescence on the part of any Party, or any of its licensees or sublicensees, directors, employees, consultants, advisors or agents, but only by an instrument in writing signed by an authorized representative of each Party. No waiver by any Party of any breach of this Agreement by another Party shall be effective as to any other breach, whether of the same or any other term or condition and whether occurring before or after the date of such waiver. The Parties irrevocably agree that this Agreement may only be amended by a writing executed by all of the Parties.

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D-5.3 No Implied License. This Agreement does not confer by implication, estoppel, or otherwise any license or rights under any patents of any Party other than the Patent Applications, regardless of whether such patents are dominant or subordinate to the Patent Applications.

D-5.4 No Joint Venture, Partnership or Ability to Bind Other Parties. This Agreement does not create by implication or otherwise any joint venture or partnership between or among the Parties, nor does it confer any authority to bind another Party.

D-5.5 Terminology and Interpretation.

(a) Headings and captions are for convenience only and are not be used in the interpretation of this Agreement.

(b) The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The word “including” shall be construed as “including without limitation,” whether or not the latter is expressly stated. The word “or” is disjunctive but not necessarily exclusive.

(c) Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or therein), (ii) any reference to any applicable laws herein shall be construed as referring to such applicable laws as from time to time enacted, repealed, or amended, (iii) any reference herein to any person or entity shall be construed to include the person’s or entity’s successors and assigns, and (iv) all references herein to Parts, Sections, or Exhibits, unless otherwise specifically provided, shall be construed to refer to Parts, Sections, and Exhibits of this Agreement.

(d) Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between them, that in such negotiations each of them has been represented by competent counsel, and that the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored such provision.

D-5.6 Complete Agreement. Other than the Inter-Institutional Agreement (Exhibit D), the CLIA (Exhibit I) and the Licenses, this Agreement (including Exhibits A, B, C, E, F, G, H and J) constitutes the entire agreement, both written and oral, by and among the

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Co-Owners, and all other prior agreements regarding the subject matter of this Agreement, both written and oral, express or implied, are hereby cancelled. For the avoidance of doubt, this Agreement does not affect any License. Additionally, as provided in Section A-6, Regents’ Rights are subject to certain U.S. Government rights and also obligations to HHMI. Nothing in this Agreement affects such U.S. Government rights. Nor does anything in this Agreement affect any rights or obligations as between HHMI and Regents under any other agreement, nor shall any assignment, license or sublicense granted pursuant to or as a result of this Agreement limit HHMI’s Retained Rights. Any assignment, license or sublicense of Regents’ Rights granted pursuant to or as a result of this Agreement shall, moreover, be reviewed by Regents or Regents Licensees, as appropriate, to ensure inclusion of HHMI’s licensing terms.

D-5.7 HHMI. HHMI is not a party to this Agreement and has no liability to the Parties under this Agreement or to any licensee, sublicensee or assignee of rights by virtue of this Agreement, but HHMI is an intended third-party beneficiary of, and has the right to enforce in its own name, any provision of this Agreement affecting HHMI. This Section D-5.7 shall survive any termination or expiration of the Agreement.

D-5.8 Severability. All of the covenants and provisions of this Agreement are severable. In the event that any of these covenants or provisions shall for any reason be adjudged, decreed, or ordered by any arbitrator or court of competent jurisdiction to be invalid or unenforceable in any respect, such covenants or provisions shall be deemed modified to the extent necessary to render them valid and enforceable, while maintaining the expressed intention of the parties to the greatest extent permissible, and such judgment, decree, or order shall not affect, impair or invalidate any of the remaining covenants or provisions of this Agreement.

D-5.9 Successors and Assignees. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective acquirors, successors (including any personal successors by law or otherwise), permitted assignees, heirs, executors, transferees, administrators, receivers, or other corporate successors or representatives of the Parties.

D-5.10 Authority. Each Co-Owner (to the extent of actual knowledge of the licensing professional responsible for the administration of this Agreement as of the Effective Date, as applicable) represents and warrants that it currently owns the rights, title, and interest in and to the Patent Applications in order to carry out its undertakings to the other Parties and obligations hereunder. Each Party represents and warrants that this Agreement is legally binding upon such Party, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which such Party is currently bound. Each Party agrees that it will not enter into any agreement, instrument or understanding, oral or written, that is inconsistent with the terms of this Agreement.

D-5.11 Counterparts. This Agreement may be executed in counterparts (whether delivered by facsimile, electronically by image or PDF or otherwise) with the same effect as if each Party had executed the same physical document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

[Signature Page Follows]

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Execution Copy

The Parties hereto have executed this Agreement as of the Effective Date, as attested by the signatures below of authorized representatives of each Party.

DR. EMMANUELLE CHARPENTIER		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

Signature	/s/ Emmanuelle Charpentier	Signature	/s/ Javed Afzal
		Name	Javed Afzal
		Title	Associate Director
Date	December 15, 2016	Date	December 6, 2016

UNIVERSITY OF VIENNA		CRISPR THERAPEUTICS AG

Signature	/s/ Heinz Fassmann	Signature	/s/ Rodger Novak
Name	Heinz Fassmann	Name	Rodger Novak
Title	Vice Rector for Research and International Affairs	Title	CEO
Date	December 6, 2016	Date	December 13, 2016

ERS GENOMICS LTD.		TRACR HEMATOLOGY LTD.

Signature	/s/ Derek O’Reilly	Signature	/s/ Tyler Dylan-Hyde
Name	Derek O’Reilly	Name	Tyler Dylan-Hyde
Title	Director	Title	Chief Legal Officer
Date	December 6, 2016	Date	December 15, 2016

CARIBOU BIOSCIENCES, INC.		INTELLIA THERAPEUTICS INC.

Signature	/s/ Rachel E. Haurwitz	Signature	/s/ Nessan Bermingham
Name	Rachel E. Haurwitz, Ph.D.	Name	Nessan Bermingham
Title	President and CEO	Title	CEO and President
Date	December 2, 2016	Date	December 15, 2016

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Execution Copy

LIST OF EXHIBITS

Exhibit A	Patent Applications

Exhibit B	ERS Patent Delegation

Exhibit C	Definition of SPCs

Exhibit D	Inter-Institutional Agreement between The Regents of the University of California and University of Vienna (copy)

Exhibit E	Adverse Claimants

Exhibit F	Non-U.S. Filings

Exhibit G	Cost-Sharing Agreement

Exhibit H	Dispute Resolution

Exhibit I	Confidential Common Legal Interest and Nondisclosure Agreement (copy)

Exhibit J	First Amendment to the Confidential Common Legal Interest and Nondisclosure Agreement

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Exhibit A to

Invention Management Agreement

Patent Applications

Patent Applications refer to any and all of the following:

(i) any of the following U.S. and PCT patent applications:

Patent Application Number	Filing Date	UC Case Number
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(ii) any U.S. patent application that claims priority to or common priority with any of the above-referenced patent applications, regardless of inventorship, including but not limited to, any divisions, continuations, or continuations-in-part thereof;

(iii) any non-U.S. patent applications claiming priority to or common priority with any of the above-referenced patent applications, or constituting the national phase counterparts of the above-referenced PCT application, as well as divisionals or continuations of such non-U.S. patent applications;

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(iv) any U.S. or non-U.S. patents issued from any of the foregoing applications; and

(v) any reissues, renewals, substitutions, registrations, revalidations, reexaminations, patent term restorations, patent term extensions, patent term adjustments, supplementary protection certificates (“SPCs”) and the like arising from any of the foregoing cases.

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Exhibit B to

Invention Management Agreement

ERS Patent Delegation

ERS has been delegated certain invention management rights by Charpentier (the “ERS Patent Delegation”) within the ERS field. The delegated rights are:

1.	Prosecution and maintenance rights for Patent Applications that have applicability or utility exclusively in the ERS field (“ERS-Delegated Patent Applications”) and has comment rights in respect of all other Patent Applications that have applicability or utility in the ERS field.

2.	Patent enforcement rights in the ERS field for all Patent Applications including any Patent Applications that have applicability or utility in both the ERS and CRISPR/TRACR fields.

The ERS field is [***]. The CRISPR and TRACR fields means:

Researching, developing, making, using or selling:

(1)	Therapeutic Products - [***], or

(2)	Diagnostic Products - [***].

Companion Diagnostics means companion diagnostic tools and/or diagnostic assays developed and used to (i) [***], (ii) [***], and/or (iii) [***].

Covered Product means [***].

Covered Animal means an animal [***].

Covered Animal-Derived Product means [***].

Covered Method means any process or method, [***].

Invention means the invention entitled “[***]” as described in the Patent Applications, including all improvements thereto that are disclosed in the Patent Applications.

Technology means the Invention, the Patent Applications and certain know-how.

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Exhibit C to

Invention Management Agreement

Definition of SPCs

“SPCs” refer to Supplementary Protection Certificates that extend patent terms based on regulatory filings for marketing authorization undertaken and approved in the United Kingdom (UK), countries of the European Union (EU) and the European Economic Area (EEA) and certain other countries in Europe including, but not limited to, Switzerland, and equivalents thereto available in other jurisdictions (including, but not limited to, Australia, Canada (effective with the Comprehensive Economic and Trade Agreement (CETA) implementation), Chile, Costa Rica, Israel, Japan, Russia and Commonwealth of Independent States (CIS) countries, Singapore, South Korea and Taiwan), as well as “pediatric extensions” to SPC terms available in the UK, EU/EEA and other countries, and other such patent term extensions currently available or which become available during the Term.

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Exhibit D to

Invention Management Agreement

Inter-Institutional Agreement between The Regents of the University of California and

University of Vienna (copy)

[***]

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Exhibit E to

Invention Management Agreement

Adverse Claimants

The Adverse Claimants are the applicants and the direct, first-tier exclusive licensees of patent applications and/or issued patents claiming priority to or common priority with the applications identified below, which claim subject matter comprising all or portions of the Patent Rights:

Patent Application Number	Filing Date / Claimed Priority Date	Inventors	Applicant(s) / Direct, First-Tier Exclusive Licensee(s) (known as of the Effective Date)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

and further including any U.S. patent application that claims priority to or common priority with such patent applications, regardless of inventorship, including but not limited to, any divisions, continuations, or continuations-in-part thereof; any non-U.S. patent applications claiming priority to or common priority with any of the above-referenced U.S. patent applications, or constituting the national phase counterparts of the above-referenced PCT application, as well as divisionals or continuations of such non-U.S. patent applications; and any U.S. or non-U.S. patents issued thereon; as well as reissues, renewals, substitutions, registrations, revalidations, reexaminations, patent term restorations, patent term extensions, patent term adjustments, SPCs arising from any of the preceding cases, and the like.

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Exhibit F to

Invention Management Agreement

Non-U.S. Filings

The “Jointly Elected Jurisdictions” are the following:

[***]

The “Additional Jurisdictions” are the following:

[***]

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Exhibit G to

Invention Management Agreement

Cost-Sharing Agreement

This Cost-Sharing Agreement (“Agreement”), having a date of December 15, 2016 (“Effective Date”), is by and between CRISPR Therapeutics AG, having a corporate address at Aeschenvorstadt 36, CH-4051 Basel, Switzerland (“CRISPR”), and Caribou Biosciences, Inc., having a corporate address at 2929 7th Street, Suite 105, Berkeley, CA 94710 USA (“Caribou”). CRISPR and Caribou are each referred to as a “Party,” and jointly as the “Parties.”

WHEREAS, CRISPR and Caribou are parties to a Consent to Assignments, Licensing and Common Ownership and Invention Management Agreement for a Programmable DNA Restriction Enzyme for Genome Editing Agreement (“IMA”), to which this Agreement is attached as Exhibit G thereto and having the same date as this Agreement;

WHEREAS, pursuant to an Exclusive License Agreement, by and among Caribou, University of Vienna (“Vienna”), and The Regents of the University of California (“Regents”), dated April 16, 2013 (“Caribou License”), Caribou has been reimbursing and will continue to reimburse Regents for patent costs and attorney fees for prosecuting and maintaining the Patent Applications (as defined in the IMA), including [***] relating to [***], as set forth in the Caribou License (collectively, “Patent Costs”);

WHEREAS, as of the date of this Agreement, [***] is Regents’ counsel for [***], and [***] is Regents’ counsel for all other Patent Applications (collectively, “Regents’ Counsel”);

WHEREAS, the Parties desire to come to a resolution regarding reimbursement of past and future Patent Costs of Regents’ Counsel; and

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. Within [***] of the Effective Date of this Agreement, CRISPR will reimburse Caribou $[***], as an adjusted settlement of [***] of the Patent Costs invoiced by UC and paid by Caribou during the period [***] through [***]. Caribou will provide wire instructions to CRISPR within [***] of the Effective Date.

2. For all invoices that Caribou received or will receive from UC for Patent Costs that were not paid by Caribou on or before [***], and which are: (i) invoiced by UC to Caribou before [***], for which payment was not due until after [***]; (ii) invoiced by UC to Caribou after [***], but prior to the effective date of the IMA (whether or not payment was or is due before the effective date of the IMA), or (iii) invoiced by UC to Caribou after the effective date of the IMA, Caribou will invoice CRISPR for [***] of the invoiced amount within [***] after Caribou’s payment to Regents, together with a copy of the invoice(s) received from Regents and proof of payment to Regents. Within [***] after receipt of each such Caribou invoice, CRISPR will wire the amount set forth on the invoice to Caribou.

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3. As long as CRISPR has and is making the timely payments as set forth in Sections 1 and 2, Caribou will indemnify and defend CRISPR in any collection actions taken by Regents against CRISPR for Patent Costs.

4. In the event that Caribou is required to take legal action to collect amounts due to it by CRISPR under this Agreement, CRISPR will pay all costs, including attorneys’ fees, incurred in such collection.

5. Reimbursed Patent Costs shall not include fees or costs of attorneys retained by and/or representing CRISPR, Caribou, or any third party (including but not limited to Emmanuelle Charpentier and ERS Genomics Ltd.). As of the Effective Date of this Agreement, Patent Costs include those of [***], [***], and all foreign associates prosecuting the Patent Applications under the instruction of, and invoiced by, [***] (collectively and individually, the “Foreign Associates”), in accordance with Section C of the IMA. CRISPR acknowledges that Regents may, at its sole discretion, replace [***], [***], or any of the Foreign Associates as Regents’ Counsel, and that, in such event, CRISPR’s obligations with respect to the Patent Costs associated with replacement Regents’ Counsel (including Foreign Associates) shall be subject to this Agreement.

6. This Agreement shall be governed in accordance with the Governing Laws and Dispute Resolution procedures as provided in Section D of the IMA.

7. This Agreement may be executed in any number of counterparts, including facsimile or scanned PDF documents. Each such counterpart, facsimile, or scanned PDF document shall be deemed an original instrument and all of which together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the Parties have caused this Cost-Sharing Agreement to be executed by their respective authorized representations as of the Effective Date.

CRISPR Therapeutics AG		Caribou Biosciences, Inc.

By:	/s/ Rodger Novak	By:	/s/ Rachel E. Haurwitz
	Rodger Novak		Rachel E. Haurwitz, Ph.D.
	Chief Executive Officer		President & Chief Executive Officer

Date:	December 13, 2016	Date:	December 2, 2016

Copies of Invoices to be delivered to: Legal@crisprtx.com Finance@crisprtx.com		Copies of remittance statements to be delivered to: accounts.receivable@cariboubio.com

Address for Notice:		Address for Notice:
CRISPR Therapeutics Limited 85 Tottenham Court Road London W1T 4TQ United Kingdom		Caribou Biosciences, Inc. 2929 7th Street, Suite 105 Berkeley, CA 94710 United States

With a copy (which shall not constitute notice) to: Legal@crisprtx.com		With a copy (which shall not constitute notice) to: legalnotices@cariboubio.com

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Exhibit H to

Invention Management Agreement

Dispute Resolution

Disputes of any nature between the Parties arising under this Agreement (a “Dispute”) will be resolved exclusively through mediation and binding arbitration as set forth in this Exhibit H (“Mediation/Arbitration”), including without limitation the determination of the scope or applicability of this Agreement to arbitrate. The Parties agree and acknowledge that any good faith dispute in Mediation/Arbitration will not be deemed to be a material breach of this Agreement. For the purposes of provisions (b) through (j), the term “Parties” shall mean the Parties involved in the Dispute.

(a) The Mediation/Arbitration will be conducted in [***] and shall be administered by JAMS (formerly Judicial Arbitration and Mediation Services, Inc.) strictly in accordance with the below-described process.

(b) The Parties will appoint a single mediator and a single arbitrator to be selected by mutual agreement or, if the Parties are unable to agree on an arbitrator within [***] after such matter is referred to Mediation/Arbitration (all days being calendar days unless otherwise specifically provided herein), the Parties will request that JAMS select the arbitrator, in each case satisfying the criteria set forth below to the maximum extent possible.

(c)	In all cases:

1.	involving a disagreement over patent matters (including without limitation the conduct of the Patent Activities), the arbitrator should be a patent attorney registered to practice by the U.S. Patent & Trademark Office with [***];

2.	not involving patent matters patent matters, the arbitrator should be an attorney with [***].

Under no circumstances shall the arbitrator be a current or former employee or consultant of any of the Parties, an affiliated company that controls or is controlled by or is under common control with any of the Parties, an exclusive licensee of any of the Parties, or a non-exclusive licensee of any of the Parties that is involved in the dispute or has a direct interest in its outcome. In all cases, the arbitrator shall be fluent in the English language.

(d)	Within [***] after such matter is referred to Mediation/Arbitration, each Party will provide the arbitrator with its one proposed resolution and a written memorandum in support of its position regarding the Dispute and its proposed resolution (each an “Opening Brief), which shall not exceed thirty (30) pages in total. In connection with the submission of an Opening Brief, a Party may also submit documentary evidence in support thereof which had both (x) existed prior to commencement of such Mediation/Arbitration and (y) been shared with the other Parties at least [***] prior to the date for submission of the Opening Brief. The arbitrator will provide each Party’s Opening Brief, along with copies of any supporting documentation, to the other Parties after he or she has received an Opening Briefs from all Parties. The arbitrator shall not consider any untimely Opening Brief(s) received after the arbitrator has provided copies of the Opening Briefs received to the other Party(ies).

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(e)	Within [***] after a Party receives another Party’s Opening Brief from the arbitrator, such receiving Party will have the right to submit to the arbitrator a response to the other Party’s Opening Brief (each, a “Response Brief), which shall not exceed twenty (20) pages in total. In connection with the submission of a Response Brief, a Party may also submit documentary evidence in support thereof which had both (x) existed prior to commencement of such Mediation/Arbitration and (y) been shared with the other Parties at least [***] prior to the date for submission of the Response Brief. The arbitrator will provide each Party’s Response Brief, along with copies of any supporting documentation, if any, to the other Parties after he or she has received a Response Brief from all Parties (or at the expiration of such [***] period if any Party fails to submit a Response Brief).

(f)	Within [***] of the timely receipt by the arbitrator of each Party’s Response Brief (or expiration of such [***] period if any Party fails to submit a Response Brief), the mediator will conduct a single [***] meeting during which each Party will have present, in addition to its counsel, a person with authority to reach a binding agreement resolving the dispute.

(g)	If the dispute is not resolved by mediation within [***] following the meeting referred to in (f) above, the arbitrator will conduct a single [***] hearing during which each Party will have [***] to present its position. At the hearing, each Party will have the right to call up to [***] witnesses, [***] of whom may be an employee, consultant or other advisor to another Party. Each Party will notify the other Parties and the arbitrator of the identity of the witnesses it intends to call at least [***] in advance of the hearing. Notwithstanding the foregoing, the time periods and other aspects of this provision may be modified if (x) the Parties agree to such modification, (y) the arbitrator determines that such modification is reasonably necessary in view of the factual circumstances of the matter to be decided, or (z) if more than two Parties are participating in the Dispute and the arbitrator determines that more than two of the Parties (or sets of Parties) are in good faith seeking different resolutions.

(h)	The Parties shall submit Opening Briefs and Response Briefs, as well as any documentary evidence, to the arbitrator in electronic form by midnight Eastern Standard/Daylight Time of the applicable deadline and, if the arbitrator so requests, will also submit a hard copy to the arbitrator.

(i)	There shall be no discovery in the Mediation/Arbitration (e.g., document requests, interrogatories, depositions, etc.), except as follows:

1.	Opposing Parties may take a deposition of any declarant of the other Party and obtain copies of all documents on which each declarant relies upon in his or her declaration; provided that the Party(ies) taking such deposition must complete questioning of the declarant within [***];

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2.	As may be ordered by the arbitrator following request(s) of a Party; provided, however, that the arbitrator’s decision to grant any discovery shall be subject to the following conditions: (a) the arbitrator must conclude that the requested discovery will result in information that is necessary and essential under applicable laws to reach a fair and equitable decision; no interrogatories or requests to admit shall be allowed under any circumstances; no more than [***] depositions of non-declarants or non-witnesses shall be permitted and the Party seeking

3.	the deposition must complete questioning within [***] for each deponent; and no more than [***] document requests shall be allowed, and each request must identify the document(s) sought with particularity (e.g., a Party may request a particular email sent from one individual to another on a certain date, but cannot request all emails sent by a particular individual).

All discovery must be completed prior to [***] in advance of the hearing. If a Party refuses or cannot provide the requested discovery in a timely manner (the “Refusing Party”), such Refusing Party shall lose its right to take discovery (or, if such Refusing Party already took discovery, shall lose its right to present the discovery obtained to the arbitrator) and the arbitrator shall not consider discovery evidence presented by the Refusing Party during the hearing to reach a decision.

The arbitrator will also have the right to perform independent research and analysis and to request any Party to provide additional documentary evidence that existed and was controlled by such Party prior to the arbitrator making such request.

(j)	Within [***] of such hearing, or within such other time to which the Parties and the arbitrator agree or the arbitrator determines is reasonably necessary in view of the factual circumstances of the matter to be decided, the arbitrator will deliver his/her decision regarding the Dispute in writing. The arbitrator may but shall not be required to select the resolution or position proposed by one of the Parties. As part of any such decision, the arbitrator may also mandate that the Party or Parties whose proposed resolution is further from the resolution determined by the arbitrator to pay some or all of the other Party’s or Parties’ reasonable attorneys’ fees and expenses in connection with the Mediation/Arbitration, as well as the costs and expenses of such Mediation/Arbitration (“Costs”).

(k)	Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the [***] (and, if such federal court rejects jurisdiction for any reason, then solely and exclusively in the state courts of the [***]) solely and specifically for the purposes of compelling arbitration or enforcing the decision in any Mediation/Arbitration, with the proportioning of Costs of any court proceeding to enforce the decision in any Mediation/Arbitration to be established by the arbitrator in connection with the decision of the arbitrator.

Nothing set forth herein shall be deemed to preclude either Party from seeking appropriate judicial injunctive relief from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending a decision on the ultimate merits of any dispute.

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Exhibit I to

Invention Management Agreement

Confidential Common Legal Interest and Nondisclosure Agreement (copy)

[***]

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Exhibit J to

Invention Management Agreement

First Amendment to the Confidential Common Legal Interest and

Nondisclosure Agreement

This First Amendment to the Confidential Common Legal Interest and Nondisclosure Agreement (“First Amendment”), is entered into as of December 15, 2016 (the “First Amendment Effective Date”), [***].

RECITALS

WHEREAS, The Original Parties are parties to that certain Confidential Common Legal Interest and Nondisclosure Agreement (the “CLIA”), dated as of [***]; and

WHEREAS, pursuant to Section D-4.1 of the Consent to Assignments, Licensing and Common Ownership and Invention Management Agreement for a Programmable DNA Restriction Enzyme for Genome Engineering, by and among The Regents, Caribou, TRACR, CRISPR, ERS, Vienna, Charpentier, and Intellia, (“IMA”), [***] and having the same date as this First Amendment, [***] has the right to become part of the CLIA under the terms and conditions set forth in the IMA, the CLIA, and this First Amendment;

NOW, THEREFORE, in consideration of the covenants and agreements contained in this First Amendment, the Parties hereby agree as follows:

1.	[***].

2.	The Original Parties hereby accept [***] as a Party to the CLIA.

3.	Each Original Party acknowledges that the CLIA is in full force and effect and that each such Original Party has no claims, causes of action, defenses, or rights of offset with respect to its obligations under the CLIA.

4.	Except as explicitly set forth in this First Amendment, all terms and conditions of the CLIA shall remain in full force and effect, and the CLIA, as modified by this First Amendment, is ratified and confirmed in all respects.

5.	This First Amendment may be executed in counterparts (whether delivered by facsimile, electronically by image or PDF or otherwise) with the same effect as if each Party had executed the same physical document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed this First Amendment to the Confidential Common Legal Interest and Nondisclosure Agreement as of the First Amendment Effective Date.

[Signatures set forth on the following page]

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